Filed pursuant to Rule 497(e) under the Securities Act of 1933

Files Nos. 333-03715

SUPPLEMENT DATED JULY 3, 2007

TO THE PROSPECTUS OF

NUVEEN TRADEWINDS VALUE OPPORTUNITIES FUND

Dated October 30, 2006

Effective immediately, the first paragraph of “How the Fund Pursues Its Objectives” on page 8 is changed to read as follows:

“Under normal market conditions, at least 80% of the fund’s net assets will be invested in equity securities of companies with varying market capitalizations generally ranging from $100 million to $20 billion. Eligible equity securities will include convertible securities.”